Exhibit 10.62

           THIRD AMENDMENT TO EMPLOYMENT AGREEMENT


     This Agreement, entered into and made effective as of January 3, 1997, by and between Enron Operations Corp. ("Company"), a Delaware corporation having its headquarters at 1400 Smith Street, Houston, Texas 77002, Enron Ventures Corp. ("EVC"), a Delaware corporation having its headquarters at 1400 Smith Street, Houston, Texas 77002, and Thomas E. White, Jr. ("Employee"), an individual residing in Houston, Texas, is an amendment to that certain Employment Agreement between the parties entered into and made effective as of July 1, 1990 (the "Employment Agreement").

     WHEREAS, the parties desire to amend the Employment
Agreement to provide for assignment of the Employment
Agreement by Company to, and assumption of the Employment
Agreement by, EVC, and to make other amendments to the Employment Agreement as provided herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties agree as follows:

1. The Employment Agreement is assigned by Company to, and assumed by, EVC. Any reference to the "Company" in the Employment Agreement shall mean EVC. Employee consents to such assignment and assumption, and releases Company from every obligation under the Employment Agreement. EVC assumes every obligation of Company under the Employment Agreement.

2. The Term of Employment set forth in Exhibit "A" to the Employment Agreement is amended to provide that the Initial
Term shall extend to and terminate on the last day of the month of December, 2000 or on any subsequent date as may be agreed upon in writing by Employee and Company.

3. In consideration hereof, Company hereby awards to Employee a grant of One Hundred Twenty-Five Thousand
(125,000) stock options from the Enron Corp. 1991 Stock Plan effective January 3, 1997, which is attached hereto as Exhibit "A".

This Agreement is a third amendment to the Employment
Agreement, and the parties agree that all other terms, conditions and stipulations contained in the Employment
Agreement, and any amendments thereto, shall remain in full force and effect and without any change or modification, except as provided herein.



     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


ENRON OPERATIONS CORP.


By: PEGGY B. MENCHACA
Name: Peggy B. Menchaca
Title: Vice President & Secretary



ENRON VENTURES CORP.


By: PEGGY B. MENCHACA
Name:  Peggy B. Menchaca
Title: Vice President & Secretary



THOMAS E. WHITE, JR.


THOMAS E. WHITE, JR.